MFRA NQM DEPOSITOR, LLC ABS-15G

Exhibit 99.12

MFA 2021-RPL1 PREPARED BY MISSION GLOBAL, LLC

May 11, 2021

This report summarizes findings of the due diligence reviews performed by Mission Global, LLC ("MISSION"). The review was conducted from April 4 to August 24, 2015 by MISSION on behalf of Residential Real Estate Review, Inc. (“RRR”) and Credit Suisse Securities (USA) LLC (“Credit Suisse”) on forty (40) residential mortgage loans. MISSION was engaged by RRR to perform a Compliance Only review of on the seasoned and re-performing residential mortgage loans referenced above. The review was conducted on imaged loan files provided by RRR.

PROJECT SCOPE AND PROCEDURES

Compliance Review

MISSION reviewed each residential mortgage loan to determine compliance with various Federal, State and local mortgage rules and regulations, to the extent possible and subject to the caveats below, whether the loan complies with:

A.	Federal Truth in Lending Act ("TILA"), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a.	Rescission (1026.23)

i.	Failure to provide the right of rescission notice;
ii.	Failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii.	Failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iv.	Failure to provide the correct form of right of rescission notice;
v.	Failure to provide the three (3) business day rescission period, and;
vi.	Any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule and the HOEPA disclosures;
b.	Truth-in-Lending (TIL) disclosure (1026.17,18,19)
i.	Review and comparison of the initial and final TIL disclosures, and any re- disclosed TIL(s);
ii.	Proper execution by all required parties;
iii.	Principal and interest calculations, and proper completion of the interest rate and payment summary;
iv.	Timing of initial and re-disclosed TIL(s);
v.	Verify that all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

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vi.	Determine whether a valid and properly documented changed circumstance supports any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
vii.	Confirm the presence of a settlement service provider list, as applicable

c.       Tolerances (1026.18,22,23):

i.	Inaccurate Annual Percentage Rate (APR) outside of applicable tolerances by comparing disclosed APR to re-calculated APR; and
ii.	Inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d.	High-cost Mortgage (1026.31,32,33):
i.	Points and fees threshold test;
ii.	APR threshold test;
iii.	Prepayment penalty test; and
iv.	Compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e.	Higher-priced Mortgage Loan (1026.35)
i.	APR threshold test; and
ii.	Compliance with the escrow account and appraisal requirements

B.	Federal Real Estate Settlement Procedures Act (RESPA), as implemented by Regulations X, 12 C.F. R. Part 1024, as set forth below:
a.	Good Faith Estimate (GFE) (1024.7):
i.	Confirm the presence of the current GFE form in effect at the time origination;
ii.	Verify GFE was provided to the borrowers(s) within three (3) business days of the related application;
iii.	Verify all sections of the GFE were accurately completed and that the information was reflected in the appropriate locations;
iv.	Determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v.	Confirm the presence of a settlement service provider list, as applicable;
b.	Final HUD-1/A Settlement Statement (HUD) (1024.8)
i.	Confirm current applicable HUD form was provided;
ii.	Determination that the loan file contains the final HUD;
iii.	Escrow deposits on the final HUD matches the initial escrow statement amount; and
iv.	Verify all sections of the final HUD were accurately completed and that the information was reflected in the appropriate locations
c.	GFE and Final HUD comparison (1024.7)
i.	Review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii.	Confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii.	Review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

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d.	Additional RESPA/Regulations X Disclosures and Requirements (1024.6,15,17,20 and 30)

i.	Confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii.	Verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of the related application;
iii.	Confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv.	Confirm the Special Information Booklet was provided within three (3) business days of application;
v.	Confirm the presence in the loan file of the Affiliated Business Arrangement Disclosure in the event the lender has affiliated business arrangements; the finance charge, the amount financed, the total of payments, the payment schedule and the HOEPA disclosures;
vi.	Confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of the related application;
vii.	Confirm the Affiliated Business Arrangement Disclosure is executed;
viii.	Confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;
ix.	Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06;
x.	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;
xi.	The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

xii.	Federal and state specific late charge and prepayment penalty provisions.

C.	Document Review

MISSION reviewed each loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

●	Copy of note for any junior liens
●	Title/Preliminary Title
●	Initial TIL/Final TIL
●	Initial GFE/Final GFE
●	Change of circumstance documentation
●	Final HUD-1
●	Mortgage /Deed of Trust
●	Note
●	Mortgage Insurance

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●	Tangible Net Benefit Disclosure
●	Subordination Agreement
●	FACTA Disclosures
●	Notice of Special Flood Hazards
●	Right of Rescission Disclosure
●	Certain other disclosures related to the enumerated tests set forth in section VII.

MISSION did not make any determination as to whether the loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly discussed herein. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached and discussed herein are dependent upon MISSION receiving complete and accurate data regarding the loans from loan originators and other third parties upon which MISSION is relying in reaching such findings.

Please be advised that MISSION does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by MISSION do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to MISSION. Information contained in any MISSION report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan. Any investor considering purchase or other transactions regarding the loans should consider its own evaluation and should not rely solely on the information provided by MISSION. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the agreed upon party that intends to enter into this transaction. Credit Suisse, or other agreed upon party, acknowledges and agrees that the information and reports provided herein by MISSION are designed to identify potential risk and that Credit Suisse, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. MISSION does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by MISSION.

REVIEW RESULTS AND DEAL NOTES – COMPLIANCE

A.	Type of assets that were reviewed

MISSION Global, LLC ("MISSION") performed due diligence services as described below on forty (40) mortgage loans. The specific loans were part of a pool provided by RRR for a Compliance only review. The mortgage loans were originated by multiple originators and have origination dates in 2006 and 2007.

B.	Sample Size Determination

The MISSION Population is a subset of all mortgage loans in the securitization population. MISSION does not know what percentage of total mortgage loans in the Securitization Population was reviewed by another third-party due diligence provider and therefore we cannot comment as to the sufficiency of such sample as a percentage of the overall Securitization Population.

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C.	Data Integrity

There was no data integrity compare required as part of the initial Compliance review conducted, therefore MISSION cannot comment on the data integrity of the loan contained herein. A separate data integrity review may have been completed by Credit Suisse for purposes of the securitization.

D.	Grading & Exceptions

Pursuant to the applicable NRSRO criteria, MISSION graded certain compliance exceptions as non- material based upon seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure.

Information contained in any MISSION report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

Utilizing the relevant Fitch, Moody’s and DBRS grading criteria, within the MISSION Population there were 20 mortgage loans with an "A" Compliance Grade, 18 with a "B" Compliance Grade, and 2 with a "D" Compliance Grade.

For the 18 mortgage loans with a Compliance Grade of "B", the exceptions noted were generally either individually or a combination of TILA violations outside of the seasoning period as noted above, missing FACTA disclosures, missing 1003 applications, prepay penalties outside of allowable state requirements where the penalty period had expired or other missing documents or RESPA violations that were not considered to be material or were outside the statute of limitations.

The two mortgage loans with a Compliance Grade of "D" were missing Right of Recission (ROR) documents considered material for compliance testing. However, it should be noted that these loans are likely outside the statute of limitations.

Of these Compliance findings stated above, six loans had a deficient or missing 1003 so application date had to be sourced from alternative documentation. One loan had a deficient or understated TIL. In addition, four loans filed state late charge testing. However, it should be noted that these loans are likely outside the statute of limitations. Two loans had issues regarding Right of Recission (ROR) documents considered material for compliance testing.

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FITCH AND DBRS GRADING METHODOLOGY

NRSRO Grade	# of Loans	% of Loans (by count) in MISSION Population
A	20	50%
B	18	45%
D	2	5%

COMPLIANCE EXCEPTION SUMMARY

Exceptions	# of Loans	% of Loans (by count) in MISSION Population
Missing Initial Application	6	15%
Failed State Prepayment Penalty	4	10%
Failed State Late Charge	1	3%
Missing ROR	1	3%
TIL Understated	1	3%
Loan Funded Prior to Expiration of ROR period	1	3%
Incorrect ROR Form Used	1	3%
Unable to Determine ROR Testing Due to Missing Funding Date	1	3%
Final TIL not signed	1	3%

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EXHIBIT A – Loan List (Edgar Loan ID)

5000000	5000020
5000001	5000021
5000002	5000022
5000003	5000023
5000004	5000024
5000005	5000025
5000006	5000026
5000007	5000027
5000008	5000028
5000009	5000029
5000010	5000030
5000011	5000031
5000012	5000032
5000013	5000033
5000014	5000034
5000015	5000035
5000016	5000036
5000017	5000037
5000018	5000038
5000019	5000039

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